CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the use in this Post-Effective Amendment No. 5/Amendment No. 49 to Registration Statement Nos. 333-148421/811-08260 of CMFG Variable Annuity Account (formerly known as CUNA Mutual Variable Annuity Account) (the "Account") on Form N-4 of our report, dated February 22, 2012, on the financial statements of the Subaccounts comprising the Account, appearing in the Statement of Additional Information (which is incorporated by reference in the prospectus of the Account), which is part of such Registration Statement, and to the reference to us under the heading "Experts" in the Statement of Additional Information.

/s/Deloitte & Touche LLP

Chicago, Illinois
April 26, 2012

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the use in this Post-Effective Amendment No. 5/Amendment No. 49 to Registration Statement Nos. 333-148421/811-08260 of CMFG Variable Annuity Account (formerly known as CUNA Mutual Variable Annuity Account) (the "Account") on Form N-4 of our report, dated March 9, 2012, on the consolidated balance sheets of CUNA Mutual Insurance Society (now known as CMFG Life Insurance Company) and its subsidiaries as of December 31, 2011 and 2010 and the related consolidated statements of comprehensive income, policyholders' surplus, and cash flows for each of the three years in the period ended December 31, 2011 (which report (1) expresses an unqualified opinion, and (2) states that (a) we did not audit the consolidated financial statements of The CUMIS Group Limited and Subsidiaries, CMG Mortgage Insurance Company, and CMG Mortgage Assurance Company, all of which were audited by other auditors whose reports have been furnished to us, and (b) our opinion, insofar as it relates to the balances of these companies included in the consolidated financial statements, is based solely on the reports of such other auditors), appearing in the Statement of Additional Information (which is incorporated by reference in the prospectus of the Account), which is part of such Registration Statement, and to the reference to us under the heading "Experts" in the Statement of Additional Information.

/s/Deloitte & Touche LLP

Chicago, IL
April 26, 2012